SECTION 1350 CERTIFICATION OF EPHREN TAYLOR

IN CONNECTION WITH THE QUARTERLY REPORT OF CITY CAPITAL CORPORATION (“COMPANY”) ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2006 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“REPORT”), THE UNDERSIGNED, IN THE CAPACITY AND ON THE DATE INDICATED BELOW, HEREBY CERTIFIES PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350), THAT TO HIS KNOWLEDGE:

1.            THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

2.            THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.

DATED: NOVEMBER 14, 2006

/S/ EPHREN TAYLOR

EPHREN TAYLOR

CEO/SECRETARY/TREASURER

(principal executive/financial officer)